UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

AMYLYX PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41199	46-4600503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43 Thorndike St., Cambridge, MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 682-0917

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMLX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Amylyx Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 6, 2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the four proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 24, 2024. The final voting results are set forth below.

Proposal 1 – Election of Class III Directors

The stockholders of the Company elected Joshua Cohen and Daphne Quimi as Class III directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2027 or until their successors have been duly elected and qualified or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Joshua Cohen	32,649,858	11,308,745	8,341,537
Daphne Quimi	32,463,982	11,494,621	8,341,537

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
52,023,591	162,947	113,602	0

Proposal 3 – Non-Binding, Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“NEOs”). The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,211,831	2,708,178	38,594	8,341,537

Proposal 4 – Non-Binding, Advisory Vote on the Preferred Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The stockholders of the Company voted, on a non-binding, advisory basis, for “One Year” as the preferred frequency of future advisory votes on the compensation of the Company’s NEOs. In light of the results of the advisory vote, the Company will continue to hold an advisory say-on-pay vote annually until the next stockholder vote on the frequency of future advisory votes to approve executive compensation. The results of the stockholders’ vote with respect to such approval were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
38,275,989	22,388	5,612,768	47,458	8,341,537

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMYLYX PHARMACEUTICALS, INC.

Date: June 6, 2024	By:	/s/ James M. Frates
James M. Frates
Chief Financial Officer